Exhibit 99.2
0 Supplemental Financial Presentation October 26, 2022

1 Important Information Forward - Looking Statements This presentation contains forward - looking statements that are subject to risks and uncertainties. All statements other than sta tements of historical fact included in this presentation are forward - looking statements. You can identify forward - looking statements by the fact that they generally include words such as "anticipat e," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nature of future operating or fi nancial performance or other events but not all forward - looking statements contain these identifying words. These forward - looking statements are based on assumptions that the Company’s managem ent has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are a ppr opriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties ( som e of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: the effect of COVID - 19 on our busines s operations, growth strategies, store traffic, employee availability, financial condition, liquidity and cash flow; decreases in consumer spending due to declines in consumer confidence, local an d n ational economic conditions, including inflation, or changes in consumer preferences; the Company’s failure to maintain and enhance its strong brand image; the Company’s failure to compete eff ectively, to maintain good relationships with its key suppliers, and to improve and expand its exclusive product offerings; supply chain disruptions; and the Company’s ability to effectively ex ecute on its growth strategy. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with th e S ecurities and Exchange Commission. Although the Company believes that these forward - looking statements are based on reasonable assumptions, you should be aware that many factors could affect th e Company’s actual financial results and cause them to differ materially from those anticipated in the forward - looking statements. Because of these factors, the Company cautions that you sho uld not place undue reliance on any of these forward - looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward - looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or re vise the forward - looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectatio ns and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third - party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on ass ump tions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be ina ccu rate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data g ath ering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our co mpe titors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Recent Developments Our business and opportunities for growth depend on consumer discretionary spending, and as such, our results are particularl y s ensitive to economic conditions and consumer confidence. Inflation (which has occurred over the past twelve months and is continuing) and other challenges affecting the global econom y c ould impact our operations and will depend on future developments, which are uncertain. These and other effects make it more challenging for us to estimate the future performance of our business, particularly over the near - to - medium term. For further discussion of the uncertainties and business risks affecting the Company, see Item 1A, Risk Factors, of our Fiscal 20 22 10 - K.

2 Q2 Fiscal 2023 Results $339 $346 $352 Low-End High-End Q2 FY2023 Actual Total Net Sales ($MM) $0.87 $0.93 $1.06 Low-End High-End Q2 FY2023 Actual EPS Beats Guidance • 10 new stores opened • 12.4% total sales growth (88% 3 - year total sales growth) • 2.3% same store sales growth (59% 3 - year stack) • 32.3% exclusive brands penetration • $44MM income from operations (12.6% operating income margin) • $1.06 EPS 1 Represents Q2 FY 2023 guidance provided on the Company’s first quarter fiscal 2023 earnings call on July 27, 2022. Q2 FY2023 Highlights Q2 FY2023 Guidance Q2 FY2023 Guidance 1 1

3 Trailing Twelve Months Results • 43 new stores opened • 30.4% exclusive brands penetration • 4 new exclusive brands launched • 15.8% operating income margin • $6.09 EPS Trailing Twelve Months Highlights TTM Sales $ $1.6 Billion Operating Income $ $251 Million EPS $ $6.09 Operating Income % 15.8% 1 1 Represents the combined quarters of Q3 FY2022, Q4 FY2022, Q1 FY2023 and Q2 FY2023.

4 Strategic Initiatives Update 1 2 3 4 Drive Same Store Sales Growth Continue Omni - Channel Leadership Build Out Exclusive Brand Portfolio Expand Our Store Base

5 Consistent Average Unit Volume for 19 Months 1 Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov-Mar Guide Annualized Average Unit Volume ($MM) 1 $4.2MM The average annual unit volume is proving to be sustainable. 2 1 Annualized average unit volume by month was calculated by annualizing the average monthly unit volume using historical result s. 2 For example, an average $4.2MM annual unit volume store would have $301,000 of sales in April. FY2023 April stores had an ave rag e monthly unit volume of $325,000, which would equate to an average annual unit volume of $4.5MM.

6 Broadening Our Reach 1 Chris Paddack Minnesota Twins Marlon Humphrey Baltimore Ravens Los Angeles Angels Sponsorship Carolina Cowboys PBR Teams Series Danielle Bradbery Musician

7 Broadening Our Reach 1 Boot Barn brand continues to gain awareness through both industry and mainstream press coverage ..

① Healthy Inventory Position

- 39% average comp store inventory growth.
- 3-year stack SSS% is outpacing 3-year stack comp store inventory growth.
- 23 weeks of store supply.
- Minimal markdown exposure as fashionable product is ~14% of inventory.
- Average annual unit store volume has increased 56% from $2.7MM in FY20 to $4.2MM in FY22.

3-Year Stack %



59%
34%
SSS%
Comp Inventory

Stores' Weeks of Supply[1]

Store merchandise margin has improved each fiscal year



29
23
15
23
Q2 FY2020
Q2 FY2021
Q2 FY2022
Q2 FY2023

Composition of Inventory[2]



Men's Boots
Ladies' Performance Boots
Work Boots
Men's Apparel
Ladies' Denim
Kids
Accessories
"Functional" 86%
Ladies' Apparel
Ladies' Boots
"Fashion" 14%

[1] Weeks of supply calculated using respective end of quarter store-only on-hand inventory and sales estimates for future weeks of approximately flat retail store SSS.
[2] Composition of on-hand inventory in stores and Fontana and Wichita distribution centers as of September 24, 2022.

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② Q2 FY2023 E-commerce Sales Bridge



Q2 E-commerce Sales ($MM)
$28
BB+SHP+CO
Amazon Marketplace
$31
BB+SHP+CO
Amazon Marketplace
$44
BB+SHP+CO
Amazon Marketplace
$42
Amazon marketplace accounts for ~10% of Q2 FY2023 e-commerce sales or ~1% of Q2 FY2023 total company sales.
FY20
FY21
FY22
FY23

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10 2 Drive Store Traffic • Bring Long Tail to Stores • Ship to Store / BOPIS • Return in Store Deliver Digital Experience in Stores • Range Finder (finite aisle) • WHIP (endless aisle) • Handheld Tablet Roll - out Fulfill Online Demand Efficiently • DC Fulfillment • Store Fulfillment • Same Day Delivery Improve Online Profitability • Achieved pricing parity with bootbarn.com and stores • Expand Exclusive Brands % • Improve ROAS Extensive Omni - Channel Capabilities Our omni - channel initiatives continue to drive more online - only customers to the stores.

11 Exclusive Brand Growth 3 15.3% 21.3% 24.9% 28.8% 32.3% FY2019 FY2020 FY2021 FY2022 FY2023 Q2 EB Penetration % Our exclusive brands continue to grow and are well received by customers.

12 Exclusive Brand Portfolio 3 ARTIST INSPIRED WORK WESTERN COUNTRY RANCH & RODEO

13 Store Openings in New and Legacy Markets 4 Current Locations Stores opened in the last 12 months We continue to see opportunity to add stores in new and legacy markets on our path to 900 stores.

14 Consistent New Unit Openings 4 3 3 11 11 11 10 43 Q1 FY2022 Q2 FY2022 Q3 FY2022 Q4 FY2022 Q1 FY2023 Q2 FY2023 TTM New Store Openings by Quarter 1 Represents FY 2023 guidance provided on the Company’s second quarter fiscal 2023 earnings call on October 26, 2022. ~9 ~10 Q3 FY2023 Q4 FY2024 ~19 Additional Stores to be opened in FY23 43 new stores opened in the last 12 months. 1

④ New Stores Continue to Exceed Expectations

FY2023 new openings are projected to do $3.5MM in annual sales and payback in just over 1 year.

METRICS	FY2023 New Stores Projection
Store Size (sq. ft.)	~12,000
Year 1 Net Sales	$3.5MM
Sales per Square Foot	$292/sq. ft.
Net Capital Investment	$0.6MM
Net Inventory Investment	$0.6MM
Cash on Cash Return (Yr. 1)	~73%
Payback Period	~1.4 years


BOOT BARN



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16 Revised Full Year FY2023 Guidance 1 $1,650 $1,670 Low-End High-End Total Net Sales ($MM) 1 $5.70 $5.90 Low-End High-End Earnings Per Share 2 1 All FY2023 guidance figures have been provided on a 53 - week basis. The Company estimates sales of $34 million from the 53 rd week. 2 FY2023 estimated earnings per share has been provided on a 53 - week basis. The Company estimates that included in FY2023 estimate d EPS is $0.19 attributed to the 53 rd week. 3 All high - end guidance highlights have been provided on a 53 - week basis. .. • 40 new stores opened • 12.2% total sales growth • 0.5% same store sales growth • $243MM income from operations • 14.6% operating income margin • $5.90 EPS High - End Guidance Highlights 3

17 Revised FY2023 Financial Guidance Full Year FY2023 Financial Guidance Previous High End ($MM) New High End ($MM) Revised High End Guidance Comments Total Net Sales 1 Consolidated SSS% Store SSS% E - commerce SSS% Total Net Sales Growth % New Store Openings $1,700 2.0% 2.0% 1.5% 14.2% 40 $1,670 0.5% 3.0% (11.0)% 12.2% 40 Continued growth in retail store SSS%. E - Commerce sales softness. New store volume in line with $3.5MM, but opening later than originally planned. Gross Profit % Product Margin Expansion Freight Headwinds $640 37.6% 80bps (100)bps $625 37.4% 80bps (100)bps 350bps EB pen% + more full price selling Freight headwinds shift to 2H Income from Operations % $255 15.0% $243 14.6% GAAP Earnings per Diluted Share 2 $6.20 $5.90 1 FY2023 estimated net sales have been provided on a 53 - week basis. The Company estimates sales of $34 million from the 53 rd week. 2 FY2023 estimated earnings per share has been provided on a 53 - week basis. The Company estimates that included in FY2023 estimate d EPS is $0.19 attributed to the 53 rd week.

18 Full Year FY2023 Financial Guidance 1 FY2023 estimated net sales have been provided on a 53 - week basis. The Company estimates sales of $34 million from the 53 rd week. 2 FY2023 estimated earnings per share has been provided on a 53 - week basis. The Company estimates that included in FY2023 estimate d EPS is $0.19 attributed to the 53 rd week. Full Year FY2023 Financial Guidance Low End ($MM) High End ($MM) High End Guidance Comments Total Net Sales 1 Consolidated SSS% Store SSS% E - commerce SSS% Total Net Sales Growth % New Store Openings $1,650 (1.0)% 2.0% (13.0)% 10.9% 40 $1,670 0.5% 3.0% (11.0)% 12.2% 40 Gross Profit % $617 ~37.4% $625 ~37.4% 80bps product margin expansion vs. LY (100)bps freight headwinds vs. LY Income from Operations % $235 14.2% $243 14.6% GAAP Earnings per Diluted Share 2 $5.70 $5.90

19 Q3 FY2023 Financial Guidance Q3 FY2023 Financial Guidance Low End ($MM) High End ($MM) High End Guidance Comments Total Net Sales Consolidated SSS% Store SSS% E - commerce SSS% Total Net Sales Growth % New Store Openings $502 (5.0)% (2.0)% (21.0)% 3.3% ~9 $514 (3.0)% Flat (17.0)% 5.8% ~9 Gross Profit % $184 ~36.8% $189 ~36.8% 60bps product margin expansion vs. LY (200)bps freight headwinds vs. LY Income from Operations % $71 14.1% $76 14.8% GAAP Earnings per Diluted Share $1.71 $1.83

20 investor.bootbarn.com